UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2020 (September 21, 2020)

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices, including zip code)

(718) 961-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 21, 2020, Flushing Financial Corporation, a Delaware corporation (“Flushing”), and Empire Bancorp, Inc., a New York corporation (“Empire”), issued a joint press release announcing that Flushing has received all remaining regulatory approvals to complete Flushing’s acquisition of Empire pursuant to the Agreement and Plan of Merger, dated as of October 24, 2019, by and among Flushing, Empire and Lighthouse Acquisition Co., Inc., a New York corporation and wholly owned subsidiary of Flushing (as amended by Amendment No. 1 dated December 6, 2019 and Amendment No. 2 dated August 14, 2020 (the “Amendment”), and collectively, the “Amended Merger Agreement”).

Flushing and Empire also announced that Empire will hold a special meeting of shareholders in connection with the Amendment on October 27, 2020 with the proxy materials for the meeting being mailed to each shareholder on or about September 25, 2020. Flushing and Empire also announced that the deadline for the process in which each Empire shareholder will have the opportunity to elect cash or stock consideration, subject to the allocation and proration procedures set forth in the Amended Merger Agreement, will be October 27, 2020. The election materials will be mailed to Empire shareholders at the same time as the proxy materials for the special meeting of Empire shareholders. The merger is expected to close effective on or about October 31, 2020 and remains subject to the approval of the Empire shareholders at the special meeting, as well as other customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Joint Press Release, dated September 21, 2020

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2019 and those disclosed in Flushing’s other periodic reports filed with the SEC, as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; diversion of management time on merger-related matters; and the impact of the novel coronavirus (COVID-19) and other infectious illness outbreaks that may arise in the future, which has created significant uncertainties in U.S. and global markets. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction, as amended and supplemented from time to time. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transaction

In connection with the merger, Flushing filed a supplement to the registration statement on Form S-4 with the SEC, and Flushing’s supplement to the registration statement, as amended, was declared effective by the SEC on September 21, 2020. Flushing may file other documents with the SEC regarding the merger. A definitive proxy statement/prospectus will be mailed to Empire shareholders on or about September 25, 2020. Before making any voting or investment decision, investors and shareholders of Flushing and Empire are urged to carefully read the entire registration statement, proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the merger. Copies of the registration statement, the proxy statement/prospectus (each as amended and supplemented from time to time) and other relevant documents filed with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400, or from Empire by sending a written request to Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, Attn: William Franz or calling 631-348- 4444.

Investors and shareholders are also urged to carefully review and consider Flushing’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and proxy statements. The documents filed by Flushing with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov or through a link on Flushing’s website at www.flushingbank.com. These documents may also be obtained free of charge from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400.

Participants in the Solicitation

Flushing, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Flushing and their ownership of Flushing common stock is set forth in the proxy statement for Flushing’s 2020 Annual Meeting of Stockholders filed with the SEC on April 16, 2020. Information about the directors and executive officers of Empire is available on Empire’s website at empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction, as amended and supplemented from time to time. Free copies of the proxy statement/prospectus, as amended and supplemented from time to time, may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

/s/ Susan K. Cullen
Date: September 21, 2020	Susan K. Cullen
Senior Executive Vice President and Chief Financial Officer